UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2010, Alex P. Hart began employment with Tier Technologies, Inc. (“Tier” or the “Company”) as Tier’s new President and Chief Executive Officer.  In connection with Mr. Hart’s commencement of employment, Tier and Mr. Hart entered into an amendment to the employment agreement dated August 10, 2010 between Mr. Hart and Tier (the “Employment Agreement”), a copy of which was filed with Tier’s Form 8-K filed on August 11, 2010, to change the effective date of the Employment Agreement and the commencement date of Mr. Hart’s employment to August 16, 2010.

Also on August 16, 2010, Tier’s Board of Directors (the “Board”) increased the number of members of the Board to eight (8) and elected Mr. Hart as a director of Tier, to serve subject to the Company’s Bylaws until the next annual meeting of stockholders and until his successor is duly elected and qualified.

Mr. Hart, 47, was President of the Fuelman Fleet Cards business unit of Fleetcor Technologies, Inc., a provider of specialized payment products and services to commercial fleets, major oil companies and petroleum marketers, from September 2009 through August 2010.  From May 2007 to April 2008, Mr. Hart served as Executive Vice President and General Manager of Electronic Banking Services for CheckFree Corporation, a provider of financial electronic commerce products and services.  Mr. Hart served as President of Corillian Corporation, a provider of online banking and bill payment software and services, from January 2001 through October 2002, and as President and Chief Executive Officer of Corillian from October 2002 through Corillian’s acquisition by CheckFree in May 2007. Mr. Hart also served as a director of Corillian Corporation from January 2001 until May 2007 and as a director of Goldleaf Financial Services, Inc. from January 2009 to February 2009.

Concurrently with the commencement of Mr. Hart’s employment, Charles W. Berger resigned as Tier’s interim Chief Executive Officer.  Mr. Berger will remain a member of the Board of Directors of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	First Amendment to Employment Agreement dated August 13, 2010 between Alex P. Hart and the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: August 18, 2010

Exhibit Index

Exhibit No.	Description
99.1	First Amendment to Employment Agreement dated August 13, 2010 between Alex P. Hart and the Company